UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

July 2, 2026

LAKESIDE HOLDING LIMITED (Exact name of registrant as specified in its charter)

Nevada	001-42140	82-1978491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 Thorndale Avenue, Suite A
Itasca, Illinois 60143

(Address of Principal Executive Offices and Zip Code)

(224) 446-9048

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value US$0.0001 per share	LSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On July 2, 2026, Lakeside Holding Limited (the “Company”) filed a Certificate of Amendment to its articles of incorporation, as amended (“Amended Articles of Incorporation”), with the Secretary of State of the State of Nevada (the “Nevada Secretary of State”) to (i) increase the number of authorized shares of common stock, par value $0.0001 (“Common Stock”) from 200,000,000 to 2,000,000,000, and (ii) authorize the issuance of up to 1,000,000,000 shares of blank check preferred stock. The Amended Articles of Incorporation authorize the Company’s board of directors to designate from time to time one or more classes or one or more series of preferred stock within any class, and to prescribe the voting powers, designations, preferences, limitations, restrictions and relative rights of the shares of each such series of preferred stock, without requiring a vote of the shareholders.

The foregoing description of our Amended Articles of Incorporation is only a summary and does not purport to be complete. It is qualified in its entirety by reference to our Certificate of Amendment and our Amended Articles of Incorporation, filed as Exhibits 3.1 and 3.2, respectively, and incorporated in this Item 5.03 by reference. The amendment to the Articles of Incorporation filed herewith is in substantially the same form as the amendment previously approved by the Company's shareholders on February 12, 2026, as described in the Company's Definitive Proxy Statement on Schedule 14A filed with the SEC on January 30, 2026.

As of the date hereof, no series of the Company's preferred stock has been designated, and no Certificate of Designation with respect to any series of preferred stock has been filed with the Nevada Secretary of State.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation of Lakeside Holding Limited, filed with the Secretary of State of the State of Nevada on July 2, 2026.
3.2	Amended Articles of Incorporation of Lakeside Holding Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2026

Lakeside Holding Limited

By:	/s/ Yang Li
Yang Li
Chief Executive Officer

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